                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of April, 2001.



                                   /s/ Robert Gaiswinkler
                                   ----------------------------------
                                   Robert Gaiswinkler
                                   Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of April, 2001.



                                    /s/ Robert C. Gallagher
                                    ----------------------------------
                                    Robert C. Gallagher
                                    Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of April, 2001.



                                    /s/ Ronald R. Harder
                                    ----------------------------
                                    Ronald R. Harder
                                    Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of April, 2001.



                                    /s/ Robert P. Konopacky
                                    ----------------------------
                                    Robert P. Konopacky
                                    Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of April, 2001.



                                   /s/ George R. Leach
                                   ----------------------------
                                   George R. Leach
                                   Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of April, 2001.



                                    /s/ J. Douglas Quick
                                    ----------------------------
                                    J. Douglas Quick
                                    Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of April, 2001.



                                    /s/ John C. Seramur
                                    ----------------------------
                                    John C. Seramur
                                    Director

                                   EXHIBIT 24

                          DIRECTOR'S POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp a Wisconsin corporation (the "Corporation"), which is planning to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (the "Registration Statement") for the issuance of debt securities, preferred stock, depositary shares, common stock, warranties and units, hereby constitutes and appoints Brian R. Bodager his true and lawful attorney-in-fact and agent.

                  Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and file such Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Registration Statement and to any and all amendments thereto (including post-effective amendments).

                  The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of April, 2001.



                                    /s/ John H. Sproule
                                    ----------------------------
                                    John H. Sproule
                                    Director